SECURITIES PURCHASE AGREEMENT

     This Securities Purchase Agreement (this "Agreement") is dated as of December 22, 2006, by and among DigitalFX International, Inc., a Florida corporation (the "Company"), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a "Purchaser" and collectively, the "Purchasers").

                                    RECITALS

          A. The Company and each Purchaser is executing and delivering this agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "Securities
Act"),  and  Rule  506  of  Regulation  D ("Regulation D") as promulgated by the
United  States  Securities  and  Exchange  Commission  under the Securities Act.

          B. Each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that aggregate number of shares of the Common Stock, par value $0.001 per share (the "Common Stock"), of the Company, set forth below such Purchaser's name on the signature page of this Agreement (which aggregate amount for all Purchasers together shall be 1,000,000 shares of Common Stock and shall be collectively referred to herein as the "Shares"), at $4.75 per share (the "Purchase Price").

          C. The Company has engaged Roth Capital Partners, LLC as its placement agent (the "Placement Agent") for the offering of the Shares on a "best efforts" basis.

          D. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit A (the "Registration Rights
                                             ---------
Agreement"), pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the Shares under the Securities Act and applicable state securities laws.

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:


                                   ARTICLE I.
                                   DEFINITIONS

     1.1     Definitions.  In  addition  to  the terms defined elsewhere in this
             -----------
Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

          "Action" means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or, to the Company's Knowledge, threatened in writing against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

          "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

          "Business Day" means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

          "Buy-In"  has  the  meaning  set  forth  in  Section  4.1(f).

          "Buy-In  Price"  has  the  meaning  set  forth  in  Section  4.1(f).

          "Cash Placement Agent Fee" has the meaning set forth in Section 3.1(w), and shall be paid subject to the engagement letter, dated October 3, 2006, between the Company, the Placement Agent and Craig-Hallum Capital Group.

          "Closing" means the closing of the purchase and sale of the Shares pursuant to this Agreement.

          "Closing Date" means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all of the conditions set forth in Sections 2.1 and 2.2 hereof are satisfied, or such other date as the parties may agree.

          "Commission"  means  the  United  States  Securities  and  Exchange
Commission.

          "Common Stock" has the meaning set forth in the Recitals, and also includes any securities into which the Common Stock may hereafter be reclassified or changed.

          "Common Stock Equivalents" means any securities of the Company or any Subsidiary which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.

          "Company  Deliverables"  has  the meaning set forth in Section 2.2(a).

          "Company's Knowledge" (or words of similar import, such as 'to the Knowledge of the Company') means with respect to any statement made to the knowledge of a party, that the statement is based upon the actual knowledge of the officers of such party having responsibility for the matter or matters that are the subject of the statement.

          "Control" (including the terms "controlling", "controlled by" or "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          "Disclosure  Materials"  has  the meaning set forth in Section 3.1(h).

          "Effective Date" means the date on which the initial Registration Statement required by Section 2(a) of the Registration Rights Agreement is first declared effective by the Commission.

          "Effectiveness Deadline" means the date on which the initial Registration Statement is required to be declared effective by the Commission under the terms of the Registration Rights Agreement.

          "Environmental  Laws"  has  the  meaning  set forth in Section 3.1(l).

          "Evaluation  Date"  has  the  meaning  set  forth  in  Section 3.1(v).

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

          "Excluded Issuances" means each of the following: (i) the issuance of securities upon the exercise or conversion of any Common Stock or Common Stock Equivalents issued by the Company prior to the date hereof, (ii) the grant of options, warrants or other Common Stock Equivalents under any duly authorized Company stock option, restricted stock plan or stock purchase plan whether now existing or hereafter approved by the Company and its stockholders in the future, and the issuance of Common Stock in respect thereof; (iii) the issuance of Common Stock pursuant to this Agreement; or (iv) the issuance of securities, including, without limitation, Common Stock or Common Stock Equivalents, in connection with bona fide, arms' length (a) bank financings, (b) corporate partnering transactions, (c) equipment leases or (d) acquisitions of intellectual property rights on terms approved by a majority of the Board of Directors; provided that such transactions are primarily for purposes other than
           --------
equity  financing.

          "Florida  Counsel"  means  Jackson  L.  Morris,  Esq.

          "Full Ratchet Period" means the period of time beginning on the Closing Date and ending on the first anniversary thereof.

          "GAAP" means U.S. generally accepted accounting principles, as applied by the Company.

          "Indemnified  Person"  has  the  meaning  set forth in Section 4.7(b).

          "Intellectual  Property"  has the meaning set forth in Section 3.1(r).

          "Irrevocable Transfer Agent Instructions" means, with respect to the Company, the Irrevocable Transfer Agent Instructions, in the form of Exhibit E,
                                                                      ---------
executed by the Company and delivered to and acknowledged in writing by the Transfer Agent.

          "Lien" means any lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind.

          "Lock-Up Agreement" means, with respect to the members of management of the Company (and any entities owned or Controlled by any of them), the Lock-Up Letter Agreement, in the form of Exhibit F, executed by the members of
                                           ---------
management of the Company (and any entities owned or Controlled by any of them) set forth on Schedule F annexed hereto and made a part hereof, and delivered to
              ----------
the  Placement  Agent.

          "Losses"  has  the  meaning  set  forth  in  Section  4.7(a).

          "Material Adverse Effect" means any of (i) a material and adverse effect on the legality, validity or enforceability of any Transaction Document,
(ii) a material and adverse effect on the results of operations, assets, prospects, business or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) any material adverse impairment to the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document.


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
          "Material Contract" means any contract of the Company that was filed as an exhibit to the SEC Filings pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K.

          "Material  Permits"  has  the  meaning  set  forth  in Section 3.1(p).

          "Net Escrow Amount" means the Escrow Amount (as defined in Section 2.3) less the Cash Placement Agent Fee (as defined in Section 3.1(w)).

          "New York Courts" means the state and federal courts sitting in the City of New York, Borough of Manhattan.

          "Outside  Date"  means  January  31,  2006.

          "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

          "Placement  Agent  Counsel"  has the meaning set forth in Section 2.1.

          "Placement  Agent  Counsel  Fees" has the meaning set forth in Section
6.1.

          "Principal Trading Market" means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the Closing Date, shall be the OTC Bulletin Board.

          "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

          "Purchaser  Deliverables" has the meaning set forth in Section 2.2(b).

          "Purchaser  Party"  has  the  meaning  set  forth  in  Section 4.7(a).

          "Registration Rights Agreement" has the meaning set forth in the Recitals.

          "Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Registrable Securities (as defined in the Registration Rights Agreement).

          "Required  Approvals"  has  the  meaning  set forth in Section 3.1(e).

          "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "SEC  Reports"  has  the  meaning  set  forth  in  Section  3.1(h).

          "Secretary's Certificate" has the meaning set forth in Section 2.2(a)(vi).

          "Securities  Act"  means  the  Securities  Act  of  1933,  as amended.

          "Securities  Counsel"  means  Stubbs  Alderton  &  Markiles,  LLP.

          "Short Sales" include, without limitation, all "short sales" as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, "put equivalent positions" (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

          "Subscription Amount" means with respect to each Purchaser, the aggregate amount to be paid for the Shares purchased hereunder as indicated on such Purchaser's signature page to this Agreement next to the heading "Aggregate Purchase Price (Subscription Amount)".

          "Subsidiary" means any "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X promulgated by the Commission under the Exchange Act and any other entity required to be disclosed in the SEC Reports pursuant to
Item  601(b)(21)  of  Regulation  S-K.

          "Trading  Affiliate"  has  the  meaning  set  forth in Section 3.2(h).

          "Trading Day" means (i) a day on which the Common Stock is listed or quoted and traded on its primary Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

          "Trading Market" means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

          "Transaction Documents" means this Agreement, the schedules and exhibits attached hereto, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions, the Lock-Up Agreements and any other documents or agreements executed in connection with the transactions contemplated hereunder.

          "Transfer Agent" means Florida Atlantic Stock Transfer, Inc., or any successor transfer agent for the Company.

                                   ARTICLE II.
                                PURCHASE AND SALE

     2.1     Closing.  Subject  to  the  terms  and conditions set forth in this
             -------
Agreement, at the Closing, the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, such number of shares of Common Stock, as indicated below such Purchaser's name on the signature page of this Agreement, for an aggregate purchase price for such Purchaser as indicated below such Purchaser's name on the signature page of this Agreement. On or before the Closing Date, the Company shall deliver to Lowenstein Sandler PC ("Placement Agent Counsel"), in trust, a certificate or certificates, registered in such name or names as the Purchasers may designate, representing the Shares, to be held in escrow as contemplated under Section 2.3. On the date (the "Closing Date") that all of the conditions set forth in Sections 5.1 and 5.2 have been satisfied or duly waived, the Company and the Placement Agent shall deliver written instructions to Placement Agent Counsel to release the Escrow Amount as provided in Section 2.1, whereupon Placement Agent Counsel shall release the certificates evidencing the Shares then it its possession to the Purchasers (the "Closing"). The Closing of the purchase and sale of the Shares shall take place at the offices of Lowenstein Sandler PC, 1251 Avenue of the Americas, New York, New York on the Closing Date or at such other locations or remotely by facsimile transmission or other electronic means as the parties may mutually agree.

     2.2     Closing  Deliveries.  (a)     On  or  prior  to  the  Closing,  the
             -------------------
Company shall issue, deliver or cause to be delivered to each Purchaser the following (the "Company Deliverables"):

               (i)     This  Agreement,  duly  executed  by  the  Company;

               (ii) One or more stock certificates, free and clear of all restrictive and other legends (except as provided in Section 4.1(b) hereof), evidencing a number of Shares indicated below such Purchaser's name on the signature page of this Agreement, registered in the name of such Purchaser;

               (iii) a legal opinion of Florida Counsel, in the form attached hereto as Exhibit D-1, executed by such counsel and addressed to the
                      -----------
Purchasers  and  the  Placement  Agent;

               (iv) a legal opinion of Securities Counsel, in the form attached hereto as Exhibit D-2, executed by such counsel and addressed to the
                      -----------
Purchasers  and  the  Placement  Agent;

               (v) the Registration Rights Agreement, duly executed by the Company;

               (vi) duly executed Irrevocable Transfer Agent Instructions acknowledged in writing by the Transfer Agent;

               (vii) a duly executed Lock-Up Agreement by each member of management of the Company set forth on Schedule F;
                                              -----------

               (viii) a certificate of the Secretary of the Company (the "Secretary's Certificate"), dated as of the Closing Date, certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Shares, certifying the current versions of the certificate or articles of incorporation, as amended and by-laws of the Company and certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company; and

               (ix)     the  Compliance  Certificate  referred  to  in  Section
5.1(h).

          (b) On or prior to the Closing, each Purchaser shall deliver or cause to be delivered to the Company the following (the "Purchaser Deliverables"):

               (i)     This  Agreement,  duly  executed  by  such  Purchaser;

               (ii) Its Subscription Amount, in United States dollars and in immediately available funds, in the amount set forth as the "Purchase Price" indicated below such Purchaser's name on the applicable signature page hereto pursuant to the escrow arrangements set forth in Section 2.3 below;

               (iii) the Registration Rights Agreement, duly executed by such Purchaser;

               (iv) a fully completed and duly executed Selling Stockholder Questionnaire in the form attached as Annex B to the Registration Rights Agreement; and

               (v) a fully completed and duly executed Accredited Investor Questionnaire in the form attached hereto as Exhibit C.
                                                    ----------

     2.3     Escrow  of  Purchase  Price.
             ---------------------------

          (a) Simultaneously with the execution and delivery of a counterpart to this Agreement by a Purchaser, such Purchaser shall promptly cause a wire transfer of immediately available funds (U.S. dollars) in an amount representing such Purchaser's Subscription Amount, as set forth on such Purchaser's signature page, to be paid to the non-interest bearing escrow account  of  Placement  Agent  Counsel,  set  forth  on  Exhibit  G  hereto (the
                                                         ----------
aggregate amounts being held in escrow are referred to herein as the "Escrow Amount"). Placement Agent Counsel shall hold the Escrow Amount in escrow until
(i)  Placement  Agent Counsel receives written instructions from the Company and the Placement Agent authorizing the release of the Escrow Amount in accordance with Section 2.1, (ii) the Outside Date if the Closing shall not have occurred,
      -----------
or (iii) Placement Agent Counsel's receipt of written instructions from the Company and/or the Placement Agent that the Agreement has been terminated in accordance with Section 6.18 (and, in the case of (ii) and (iii), Placement
                  -------------
Agent Counsel shall return to each Purchaser or terminating Purchaser, as the case may be, the portion of the Escrow Amount each such Purchaser delivered to Placement Agent Counsel). The Company hereby authorizes the Placement Agent Counsel to release from the Escrow Amount, at the Closing, without further action or deed (other than receipt of the written instructions from the Company and the Placement Agent authorizing the release of the Escrow Amount), the (i) Cash Placement Agent Fee (as defined in Section 3.1(w)) to the Placement Agent,
                                         --------------
(ii) the Placement Agent Counsel Fee, and (iii) the Net Escrow Amount to the Company.

          (b) The Company and the Purchasers acknowledge and agree for the benefit of Placement Agent Counsel (which shall be deemed to be a third party beneficiary of this Section 2.3) as follows:
                       ------------

               (i) Placement Agent Counsel (i) is not responsible for the performance by the Company or the Purchasers of this Agreement or any of the Transaction Documents or for determining or compelling compliance therewith,
(ii) is only responsible for (A) holding the Escrow Amount in escrow pending receipt of written instructions from the holders of a majority of the Shares and/or the Company directing the release of the Escrow Amount in accordance with
Section  2.3 and (B) disbursing the Escrow Amount in accordance with the written
------------
instructions from the Company and/or the holders of a majority of the Shares in accordance with Section 2.3, each of the responsibilities of Placement Agent
                  ------------
Counsel in clause (A) and (B) is ministerial in nature, and no implied duties or obligations of any kind shall be read into this Agreement against or on the part of Placement Agent Counsel (collectively, the "Placement Agent Counsel Duties"),
(iii) shall not be obligated to take any legal or other action hereunder which might in its judgment involve or cause it to incur any expense or liability unless it shall have been furnished with indemnification acceptable to it, in its sole discretion, (iv) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction (including, without limitation, wire transfer instructions, whether incorporated herein or provided in a separate written instruction), instrument, statement, certificate, request or other document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper Person, and shall have no responsibility for making inquiry as to, or for determining, the genuineness, accuracy or validity thereof, or of the authority of the Person signing or presenting the same and (v) may consult counsel satisfactory to it, and the written opinion or advice of such counsel in any instance shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or advice of such counsel. Documents and written materials referred to in this
Section  2.3  include,  without  limitation,  e-mail  and  other  electronic
   ---------
transmissions capable of being printed, whether or not they are in fact printed; and any such e-mail or other electronic transmission may be deemed and treated by Placement Agent Counsel as having been signed or presented by a Person if it bears, as sender, the Person's e-mail address.

               (ii) Placement Agent Counsel shall not be liable to anyone for any action taken or omitted to be taken by it hereunder, except in the case of Placement Agent Counsel's gross negligence, or willful misconduct in breach of the Placement Agent Counsel Duties. IN NO EVENT SHALL PLACEMENT AGENT COUNSEL BE LIABLE FOR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGE OR LOSS (INCLUDING BUT NOT LIMITED TO LOST PROFITS) WHATSOEVER, EVEN IF PLACEMENT AGENT COUNSEL HAS BEEN INFORMED OF THE LIKELIHOOD OF SUCH LOSS OR DAMAGE AND
REGARDLESS  OF  THE  FORM  OF  ACTION.

               (iii) The Company and the Purchasers hereby, jointly and severally, indemnify and hold harmless Placement Agent Counsel from and against, any and all loss, liability, cost, damage and expense, including, without limitation, reasonable counsel fees and expenses, which Placement Agent Counsel may suffer or incur by reason of any action, claim or proceeding brought against Placement Agent Counsel arising out of or relating to the performance of the Placement Agent Counsel Duties, unless such action, claim or proceeding is the result of the willful misconduct, or gross negligence of Placement Agent Counsel.

               (iv) Placement Agent Counsel has acted as legal counsel to the Placement Agent in connection with this Agreement and the other Transaction Documents, is merely acting as a stakeholder under this Agreement and is, therefore, hereby authorized to continue acting as legal counsel to Placement Agent including, without limitation, with regard to any dispute arising out of this Agreement, the other Transaction Documents, the Escrow Amount or any other matter. Each of the Company and the Purchasers hereby expressly consents to permit Placement Agent Counsel to represent the Placement Agent in connection with all matters relating to this Agreement, including, without limitation, with regard to any dispute arising out of this Agreement, the other Transaction Documents, the Escrow Amount or any other matter, and hereby waives any conflict of interest or appearance of conflict or impropriety with respect to such representation. Each of the Company and the Purchasers has consulted with its own counsel specifically about this Section 2.3 to the extent they deemed
                                         ------------
necessary, and has entered into this Agreement after being satisfied with such advice.

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

     3.1     Representations  and Warranties of the Company.  The Company hereby
             ----------------------------------------------
represents and warrants to the Purchasers and to the Placement Agent that, except as set forth in the Schedules delivered herewith:

          (a)     Subsidiaries.  The  Company  has  no  direct  or  indirect
                  ------------
Subsidiaries other than those listed in the SEC Reports. Except as disclosed in the SEC Reports hereto, the Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

          (b)     Organization  and  Qualification.  The  Company  and  each
                  --------------------------------
Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own or lease and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to, have individually or in the aggregate, resulted in a Material Adverse Effect, and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

          (c)     Authorization;  Enforcement;  Validity.  The  Company  has the
                  --------------------------------------
requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents to which it is a party by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Shares) have been duly authorized by all necessary corporate action on the part of the Company, and no further corporate action is required by the Company, its Board of Directors or its shareholders in connection therewith other than in connection with the Required Approvals. Each of the Transaction Documents to which it is a party has been (or upon delivery will have been) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. Except as set forth on the SEC Reports, there are no shareholder agreements, voting agreements, or other similar arrangements with respect to the Company's capital stock to which the Company is a party or, to the Company's Knowledge, between or among any of the Company's shareholders.

          (d)     No  Conflicts.  The execution, delivery and performance by the
                  -------------
Company of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Shares) do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound, or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations and the rules and regulations, assuming the correctness of the representations and warranties made by the Purchasers herein, of any self-regulatory organization to which the Company or its securities are subject, including all applicable Trading Markets), or by which any property or asset of the Company or a Subsidiary is bound or affected, except in the case of clauses (ii) and (iii) such as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

          (e)     Filings,  Consents and Approvals.  Neither the Company nor any
                  --------------------------------
Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including the issuance of the Shares), other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (ii) filings required by applicable state securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iv) the filing of any requisite notices and/or application(s) to the Principal Trading Market for the issuance and sale of the Common Stock and the listing of the Common Stock for trading or quotation, as the case may be, thereon in the time and manner required thereby, (v) the filings required in accordance with Section 4.6 of this Agreement and (vi) those that have been made or obtained prior to the date of this Agreement (collectively, the "Required Approvals").

          (f)     Issuance  of the Shares.  The Shares have been duly authorized
                  -----------------------
and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights of shareholders. Assuming the accuracy of the representations and warranties of the Purchasers in this Agreement, the Shares will be issued in compliance with all applicable federal and state securities laws.

          (g)     Capitalization.  The  number  of  shares  and  type  of  all
                  --------------
authorized, issued and outstanding capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) is specified in
Schedule  3.1(g)  hereto.  All of the outstanding shares of capital stock of the
---------------
Company are duly authorized, validly issued, fully paid and non-assessable, have been issued in compliance in all material respects with all applicable federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase any capital stock of the Company. Except as specified in Schedule
                                                                        --------
3.1(g)  hereto,  there  are  no outstanding options, warrants or scrip rights to
-----
subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of the Company's capital stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of capital stock of the Company, or options, securities or rights convertible or exchangeable into shares of capital stock of the Company. Except for customary adjustments as a result of stock dividends, stock splits, combinations of shares, reorganizations, recapitalizations, reclassifications or other similar events, or as disclosed in Schedule 3.1(g)
                                                                 ---------------
hereto or in any Schedule 13D or Schedule 13G or Company report on file with the Commission, there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders), and the issuance and sale of the Shares will not, immediately or with the passage of time, obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of securities to adjust the exercise, conversion, exchange or reset price under such securities.

          (h)      SEC  Reports.  The  Company has filed all reports, schedules,
                   ------------
forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the "SEC Reports" and together with this Agreement and the Schedules to this Agreement (if any), the "Disclosure Materials"), on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of the date hereof, the Company is not aware of any event occurring on or prior to the Closing Date (other than the transactions contemplated by the Transaction Documents) that requires the filing of a Form 8-K after the Closing. As of their respective dates, or to the extent corrected by a subsequent restatement, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (i)     Financial  Statements.     The  financial  statements  of  the
                  ---------------------
Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent restatement). Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries taken as a whole as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. All material agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject are included as part of or specifically identified in the SEC Reports.

          (j)     Tax Matters.  Each of the Company and its Subsidiaries (i) has
                  -----------
accurately and timely prepared and filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, with respect to which adequate reserves have been set aside on the books of the Company and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply, except, in the case of clauses (i) and (ii) above, where the failure to so pay or file any such tax, assessment, charge or return would not result in a Material Adverse Effect. There are no unpaid taxes in any material amount claimed to be due by the Company or any of its Subsidiaries by the taxing authority of any jurisdiction.

          (k)     Material  Changes.  Since  the  date  of  the  latest  audited
                  -----------------
financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports or as set forth in Schedule 3.1(k) hereto, (i)
                                                     ---------------
there have been no events, occurrences or developments that have had or that could reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the manner in which it keeps its accounting books and records,
(iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company) and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except Common Stock issued in the ordinary course as dividends on outstanding preferred stock or pursuant to existing Company stock option or stock purchase plans or executive and director corporate arrangements disclosed in the SEC Reports and (vi) there has not been any material change or amendment to, or any waiver of any material right under, any contract under which the Company, any subsidiary thereof, or any of their assets is bound or subject. Except for the issuance of the Shares contemplated by this Agreement or as set forth in Schedule 3.1(k) hereto, no event, liability or
                                  ---------------
development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made.

          (l)     Environmental  Matters.  To  the  Company's Knowledge, neither
                  ----------------------
the Company nor any Subsidiary (i) is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), (ii) owns or operates any real property contaminated with any substance that is in violation of any Environmental Laws, (iii) is liable for any off-site disposal or contamination pursuant to any Environmental Laws, and (iv) is subject to any claim relating to any Environmental Laws; which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and there is no pending or, to the Company's Knowledge, threatened investigation that might lead to such a claim.

          (m)     Litigation.  There is no Action which (i) adversely affects or
                  ----------
challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares or (ii) except as specifically disclosed in the SEC Reports, could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor, to the Company's Knowledge, any current director or officer thereof (in his or her capacity thereof), is or has been during the five-year period prior to the Closing Date the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been and, to the Company's Knowledge, there is not pending or contemplated, any investigation by the Commission involving the Company or, to the Company's Knowledge, any current or former director or officer of the Company (in his or her capacity as such). The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any subsidiary under the Exchange Act or the Securities Act.

          (n)     Employment  Matters.  No  material labor dispute exists or, to
                  -------------------
the Knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material
Adverse Effect. None of the Company's or its Subsidiaries' employees is a member of a union that relates to such employee's relationship with the Company, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. No executive officer, to the Knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (o)     Compliance.  Neither  the Company nor any Subsidiary (i) is in
                  ----------
default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body having jurisdiction over the Company or its properties or assets, or (iii) is or has been in violation of, or in receipt of notice that it is in violation of, any statute, rule or regulation of any governmental authority applicable to the Company, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

          (p)     Regulatory  Permits.  The Company and the Subsidiaries possess
                  -------------------
all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits, individually or in the aggregate, has not and could not reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such Material Permits.

          (q)     Title  to  Assets.  Except as set forth on Schedule 3.1(q) and
                  -----------------
for property that is specifically the subject of, and covered by, other representations and warranties as to ownership or title contained herein, the Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to their respective businesses and good and marketable title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in material compliance.

          (r)     Patents and Trademarks.  The Company and its Subsidiaries own,
                  ----------------------
possess, license or have other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property (collectively, the "Intellectual Property") necessary for the conduct of their respective businesses as now conducted or as proposed to be conducted. Except as set forth in the SEC Reports and except where such violations or infringements would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect, (a) there are no rights of third parties to any such Intellectual Property; (b) to the Company's Knowledge, there is no infringement by third parties of any such Intellectual Property; (c) there is no pending or, to the Company's Knowledge, threatened action, suit, proceeding or claim by others challenging the Company's and its Subsidiaries' rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (d) there is no pending or, to the Company's Knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; and (e) there is no pending or, to the Company's Knowledge, threatened action, suit, proceeding or claim by others that the Company and/or any of its Subsidiaries infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim.

          (s)     Insurance.  The  Company  and  the Subsidiaries are insured by
                  ---------
insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses and location in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any Knowledge that it will be unable to renew its existing insurance coverage for the Company and the Subsidiaries as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

          (t)     Transactions  With  Affiliates  and  Employees.  Except as set
                  ----------------------------------------------
forth in the SEC Reports made on or prior to the date hereof, none of the officers or directors of the Company and, to the Company's Knowledge, none of the employees of the Company, is presently a party to any transaction with the Company or any Subsidiary or to a presently contemplated transaction (other than for services as employees, officers and directors) that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

          (u)     Internal  Accounting  Controls.  The  Company  and  the
                  ------------------------------
Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability,

(iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (v)     Sarbanes-Oxley;  Disclosure  Controls.  The  Company  is  in
                  -------------------------------------
compliance in all material respects with all of the provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company is made known to the certifying officers by others within those entities, particularly during the period in which the Company's most recently filed periodic report under the Exchange Act is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's disclosure controls and procedures as of the end of the most recent periodic reporting period under the Exchange Act (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls over financial reporting (as such term is defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) or, to the Company's Knowledge, in other factors that could reasonably be expected to materially affect the Company's internal controls over financial reporting.

          (w)     Certain  Fees.  Except  for  the  fees and commissions payable
                  -------------
from the Company to the Placement Agent (the "Cash Placement Agent Fee") and the Placement Agent Counsel Fee, with respect to the offer and sale of the Shares, no person or entity will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company. The Company shall pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, attorneys' fees and out-of-pocket expenses) arising in connection with any such right, interest or claim.

          (x)     Private  Placement.     Assuming  the  accuracy  of  the
                  ------------------
Purchasers' representations and warranties set forth in Section 3.2 of this Agreement, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchasers under the Transaction Documents. Other than each of the Purchasers or as set forth in Schedule
                                                                        --------
3.1(x)  hereto,  no  Person  has  any  right  to cause the Company to effect the
------
registration under the Securities Act of any securities of the Company other than those securities which are currently registered on an effective registration statement on file with the Commission.

          (y)     No  Directed Selling Efforts or General Solicitation.  Neither
                  ----------------------------------------------------
the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has conducted any "general solicitation" or "general advertising" (as those terms are used in Regulation D) in connection with the offer or sale of any of the Shares.

          (z)     No  Integrated  Offering.  Assuming  the  accuracy  of  the
                  ------------------------
Purchasers' representations and warranties set forth in Section 3.2, neither the Company, its Subsidiaries nor any of their Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, at any time within the past six months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Shares as contemplated hereby or (ii) cause the offering of the Shares pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or shareholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated.

          (aa)     Listing  and  Maintenance Requirements.  The Company's Common
                   --------------------------------------
Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as specified in the SEC Reports, the Company has not, in the two years preceding the date hereof, received written notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance in all material respects with the listing and maintenance requirements for continued trading of the Common Stock on the Principal Trading Market.

          (bb)     Investment  Company.  Neither  the  Company  nor  any  of its
                   -------------------
Subsidiaries is required to be registered as, and is not an Affiliate of, and immediately following the Closing will not be required to register as, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (cc)     Questionable  Payments.  Neither  the  Company nor any of its
                   ----------------------
Subsidiaries, nor, to the Company's Knowledge, any directors, officers, employees, agents or other Persons acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the
Company: (a) directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to foreign or domestic political activity; (b) made any direct or indirect unlawful payments to any foreign or domestic governmental officials or employees or to any foreign or domestic political parties or campaigns from corporate funds; (c) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended, or (d) made any other unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

          (dd)     Application  of  Takeover  Protections.  The  Company and its
                   --------------------------------------
board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's charter documents or the laws of its state of incorporation that is or could reasonably be expected to become applicable to any of the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, the Company's issuance of the Shares and the Purchasers' ownership of the Shares.

          (ee)     Disclosure.  The  Company confirms that neither it nor any of
                   ----------
its officers or directors nor any other Person acting on its or their behalf has provided, and it has not authorized the Placement Agent to provide, any Purchaser with any information that it believes constitutes or could reasonably be expected to constitute material, non-public information except insofar as the existence, provisions and terms of the Transaction Documents and the proposed transactions hereunder may constitute such information, all of which will be disclosed by the Company in the Press Release as contemplated by Section 4.6 hereof. The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby furnished by the Company or authorized by the Company and furnished by the Placement Agent on behalf of the Company (including the Company's representations and warranties set forth in this Agreement) are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed, except for the announcement of this Agreement and related transactions.

          (ff)     Off  Balance  Sheet  Arrangements.  There  is no transaction,
                   ---------------------------------
arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

          (gg)     Consultation  with  Auditors.  The  Company has consulted its
                   ----------------------------
independent auditors concerning the accounting treatment of the transactions contemplated by the Transaction Documents and in connection therewith has furnished such auditors complete copies of the Transaction Documents. The Company intends to account for the gross proceeds raised from the financing which is the subject of this Agreement as equity in its financial statements.

          (hh)     No  Additional  Agreements.     The Company does not have any
                   --------------------------
agreement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

     3.2     Representations  and  Warranties of the Purchasers.  Each Purchaser
             --------------------------------------------------
hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company and the Placement Agent as follows:

          (a)     Organization;  Authority.  Such  Purchaser  is  an entity duly
                  ------------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

          (b)     Investment Intent.  Such Purchaser understands that the Shares
                  -----------------
are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Shares for its own account and not with a view to, or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable state securities laws, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Such Purchaser is acquiring the Shares hereunder in the ordinary course of its business. Such Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Shares (or any securities which are derivatives thereof) to or through any person or entity; provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Shares for any minimum period of time.

          (c)     Purchaser  Status.  At the time such Purchaser was offered the
                  -----------------
Shares, it was, and at the date hereof it is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act.

          (d)     General Solicitation.  Such  Purchaser  is  not purchasing the
                  --------------------
Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

          (e)     Experience of Such Purchaser.  Such Purchaser, either alone or
                  ----------------------------
together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

          (f)     Access  to  Information.  Such  Purchaser acknowledges that it
                  -----------------------
has had the opportunity to review the Disclosure Materials and has been afforded
(i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information (other than material non-public information) about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

          (g)     Certain  Trading  Activities.  Other  than  with  respect  to
                  ----------------------------
the transactions contemplated herein, since the earlier to occur of (1) the time that such Purchaser was first contacted by the Company, the Placement Agent or any other Person regarding this investment in the Company and (2) the tenth
(10th) day prior to the date of this Agreement, neither the Purchaser nor any Affiliate of such Purchaser which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Purchaser's investments or trading or information concerning such Purchaser's investments, including in respect of the Shares, and (z) is subject to such Purchaser's review or input concerning such Affiliate's investments or trading (collectively, "Trading Affiliates") has directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser or Trading Affiliate, effected or agreed to effect any transactions in the securities of the Company (including, without limitation, any Short Sales involving the Company's securities). Notwithstanding the foregoing, in the case of a Purchaser and/or Trading Affiliate that is, individually or collectively, a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's or Trading Affiliate's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's or Trading Affiliate's assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that have knowledge about the financing transaction contemplated by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.6.

          (h)     Brokers  and Finders.  No Person will have, as a result of the
                  --------------------
transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser.

          (i)     Independent  Investment  Decision.  Such  Purchaser  has
                  ---------------------------------
independently evaluated the merits of its decision to purchase Shares pursuant to the Transaction Documents, and such Purchaser confirms that it has not relied on the advice of any other Purchaser's business and/or legal counsel in making such decision. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Shares constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares. Such Purchaser understands that the Placement Agent has acted solely as the agent of the Company in this placement of the Shares and such Purchaser has not relied on the business or legal advice of the Placement Agent or any of its agents, counsel or Affiliates in making its investment decision hereunder, and confirms that none of such Persons has made any representations or warranties to such Purchaser in connection with the transactions contemplated by the Transaction Documents. Such Purchaser acknowledges and agrees that it has not asked for, and has not received, any advice from Placement Agent Counsel with respect to this Agreement or the transactions contemplated hereby.

          (j)     Reliance  on  Exemptions.  Such Purchaser understands that the
                  ------------------------
Shares being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser's compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Shares.

          (k)     No  Governmental  Review.  Such  Purchaser understands that no
                  ------------------------
United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

The Company acknowledges and agrees that no Purchaser has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

                                   ARTICLE IV.
                         OTHER AGREEMENTS OF THE PARTIES

     4.1     (a)     Compliance  with Laws.  Notwithstanding any other provision
                     ---------------------
of this Article IV, each Purchaser covenants that the Shares may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities laws. In connection with any transfer of the Shares other than (i) pursuant to an effective registration statement, (ii) to the Company, (iii) to an Affiliate of a Purchaser, (iv) pursuant to Rule 144 (provided that the Purchaser provides the Company with reasonable assurances (in the form of seller and broker representation letters) that the Shares may be sold pursuant to such rule, (v) pursuant to Rule 144(k) following the applicable holding period or (vi) in connection with a bona fide pledge as contemplated in
Section 4.1(b), except as otherwise provided herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

          (b)     Legends.  Certificates  evidencing  the  Shares shall bear any
                  -------
legend as required by the "blue sky" laws of any state and a restrictive legend in substantially the following form, until such time as they are not required under Section 4.1(c):

          NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED] [THESE SECURITIES HAVE NOT BEEN REGISTERED] WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS SATISFACTORY TO THE COMPANY.

          The Company acknowledges and agrees that a Purchaser may from time to time pledge, and/or grant a security interest in, some or all of the legended Shares in connection with applicable securities laws, pursuant to a bona fide margin agreement in compliance with a bona fide margin loan. Such a pledge would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by the Purchaser transferee of the pledge. No notice shall be required of such pledge, but Purchaser's transferee shall promptly notify the Company of any such subsequent transfer or foreclosure. Each Purchaser acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Shares or for any agreement, understanding or arrangement between any Purchaser and its pledgee or secured party. At the applicable Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Shares may reasonably request in connection with a pledge or transfer of the Shares, including the preparation and filing of any required prospectus supplement under Rule 423(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder. Each Purchaser acknowledges and agrees that, except as otherwise provided in Section 4.1(c), any Shares subject to a pledge or security interest as contemplated by this Section 4.1(b) shall continue to bear the legend set forth in this Section 4.1(b) and be subject to the restrictions on transfer set forth in Section 4.1(a).

          (c)     Removal  of  Legends.  The  legend set forth in Section 4.1(b)
                  --------------------
above shall be removed and the Company shall issue a certificate without such legend to the holder of the Shares upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at The Depository Trust Company ("DTC"), if (i) such Shares are registered for resale under the Securities Act, (ii) such Shares are sold or transferred pursuant to Rule 144 (assuming the transferor is not an Affiliate of the Company, or (iii) such Shares are eligible for sale under Rule 144(k). The Company shall cause its counsel to issue the legal opinion referred to in the Irrevocable Transfer Agent Instructions to the Company's transfer agent on the Effective Date. Any fees (with respect to the Transfer Agent, counsel to the Company or otherwise) associated with the issuance of such opinion or the removal of such legend shall be borne by the Company. The Company shall not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section.

          (d)     Irrevocable  Transfer  Agent  Instructions.  The Company shall
                  ------------------------------------------
issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at DTC, registered in the name of each Purchaser or its respective nominee(s), for the Shares in such amounts as specified from time to time by each Purchaser to the Company in the form of Exhibit E attached hereto (the
                                                  ---------
"Irrevocable  Transfer  Agent  Instructions").  The  Company  warrants  that  no
 ------------------------------------------
instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 4.1(d) will be given by the Company to its transfer agent in connection with this Agreement, and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents. The Company acknowledges that a breach by it of its obligations under this Section 4.1(d) will cause irreparable harm to a Purchaser. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this
Section 4.1(d) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 4.1(d), that a Purchaser shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

          (e)     Acknowledgement.  Each  Purchaser  hereunder  acknowledges its
                  ---------------
primary responsibilities under the Securities Act and accordingly will not sell the Shares or any interest therein without complying with the requirements of the Securities Act. While the above-referenced registration statement remains effective, each Purchaser hereunder may sell the shares in accordance with the plan of distribution contained in the registration statement and if it does so it will comply therewith and with the related prospectus delivery requirements unless an exemption therefrom is available. Each Purchaser, severally and not jointly with the other Purchasers, agrees that if it is notified by the Company at any time after the date any legend is removed pursuant to Section 4.1(c)
                                                                  --------------
hereof that the registration statement registering the resale of the Shares is not effective or that the prospectus included in such registration statement no longer complies with the requirements of Section 10 of the Securities Act, the Purchaser will refrain from selling such Shares and until such time as the Purchaser is notified by the Company that such registration statement is effective or such prospectus is compliant with Section 10 of the Exchange Act, unless such Purchaser is able to, and does, sell such Shares pursuant to an available exemption from the registration requirements of Section 5 of the Securities Act. Both the Company and its transfer agent, and their respective directors, officers, employees and agents, may rely on this subsection (e) and each Purchaser hereunder will indemnify and hold harmless each of such persons from any breaches or violations of this paragraph.

          (f)     Buy-In.  If  the  Company  shall fail for any reason or for no
                  ------
reason to issue to the holder of the Shares within three (3) Trading Days after the occurrence of any of (c)(i) through (c)(iii) above a certificate without such legend to the holder or to issue such Shares to such holder by electronic delivery at the applicable balance account at DTC, and if on or after such Trading Date the Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Purchaser of shares of Common Stock that the Purchaser anticipated receiving from the Company without any restrictive legend (a "Buy-In"), then the Company shall, within three (3) Trading Days after the Purchaser's request and in the Purchaser's sole discretion, either (i) pay cash to the Purchaser in an amount equal to the Purchaser's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate shall terminate and such shares shall be cancelled, or (ii) promptly honor its obligation to deliver to the Purchaser a certificate or certificates representing such number of shares of Common Stock that would have been issued if the Company timely complied with its obligations hereunder and pay cash to

Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (a) such number of shares of Common Stock that the Company was required to deliver to the Purchaser on the Delivery Date, multiplied by (b) the closing bid price of the Common Stock on the date of the event giving rise to the Company's obligation to deliver such certificate, as the case may be.

     4.2     Reservation  of Common Stock.  The Company shall maintain a reserve
             ----------------------------
from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents. In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations in full under the Transaction Documents, the Company shall promptly take such actions as may be required to increase the number of authorized shares.

     4.3     Furnishing  of  Information.  As  long  as  any  Purchaser owns the
             ---------------------------
Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Shares, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Shares may reasonably request, all to the extent required from time to time to enable such Person to sell the Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

     4.4     No  Integration.  The  Company  shall  not,  and shall use its best
             ---------------
efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchasers, or that will be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

     4.5     Subsequent  Registrations.  Other than pursuant to the Registration
             -------------------------
Statement, prior to the date occurring sixty (60) days after the Effective Date, the Company shall not file any registration statement (other than on Form S-8) or, in connection with an acquisition, on Form S-4) with the Commission with respect to any securities of the Company.

     4.6     Securities  Laws  Disclosure;  Publicity.  By  9:00 a.m.  (New York
             ----------------------------------------
City time) on the Trading Day immediately following the execution of this Agreement, the Company shall issue a press release (the "Press Release")
                                                                 -------------
reasonably acceptable to the Placement Agent disclosing all material terms of the transactions contemplated hereby. On or before 9:00 a.m. (New York City time) on the Trading Day following the Closing Date, the Company will file a Current Report on Form 8-K with the Commission describing the terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K the material Transaction Documents (including, without limitation, this Agreement and the Registration Rights Agreement)). Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser or an Affiliate of any Purchaser, or include the name of any Purchaser or an Affiliate of any Purchaser in any press release or filing with the Commission (other than the Registration Statement) or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except to the extent such disclosure is required by law, request of the Staff of the Commission or Trading Market regulations. From and after the issuance of the Press Release, no Purchaser shall be in possession of any material, non-public information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the Press Release. The Company shall not, and shall cause each of its Subsidiaries and each of their respective officers, directors, employees and agents, not to, provide any Purchaser with any material, non-public information regarding the Company or any of its Subsidiaries from and after the filing of the Press Release without the express written consent of such Purchaser. In the event of a breach of the foregoing covenant by the Company, and provided that the Company shall have failed (following proper written request therefor) to make an appropriate public disclosure promptly following such written request consistent with the requirements of Regulation FD, any Subsidiary, or each of their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Purchaser shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material non-public information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents. No Purchaser shall have any liability to the Company, its Subsidiaries, or any of their respective officers, directors, employees or agents for any such disclosure. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in Section 4.6, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

     4.7     Indemnification.
             ----------------

          (a)     Indemnification  of  Purchasers.  In addition to the indemnity
                  -------------------------------
provided in the Registration Rights Agreement, the Company will indemnify and hold the Purchasers and their Affiliates and their respective directors, officers, shareholders, partners, members, managers, employees and agents (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation (collectively, "Losses"), that any such Purchaser Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Transaction Document. In addition to the indemnity contained herein, the Company will reimburse each Purchaser Party for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. If and to the extent that such indemnification is unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of such losses permissible under applicable law.

          (b)     Conduct  of  Indemnification  Proceedings.  Promptly  after
                  -----------------------------------------
receipt by any Person (the "Indemnified Person") of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 4.7(a), such Indemnified Person shall promptly notify
                   --------------
the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided,
                                                                       --------
however,  that  the  failure  of any Indemnified Person so to notify the Company
-------
shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; or (ii) in the reasonable judgment of counsel to such Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified

Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

     4.8     Listing of Shares.  Promptly following the date hereof, the Company
             -----------------
shall take all necessary action to cause the Shares to be listed upon the OTC Bulletin Board. Further, if the Company applies to have its Common Stock or other securities listed on any other Trading Market, it shall include in such application the Shares and will take such other action as is necessary to cause the Shares to be listed on such other Trading Market as promptly as practicable.

     4.9     Use  of Proceeds.  The Company intends to use the net proceeds from
             ----------------
the sale of the Shares hereunder for working capital and general corporate purposes and not to redeem any Common Stock or Common Stock Equivalents or to settle any outstanding Action.

     4.10     Short  Sales  and  Confidentiality  After  The  Date Hereof.  Such
              -----------------------------------------------------------
Purchaser shall not, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in any transactions in the securities of the Company (including, without limitation, any Short Sales) involving the Company's securities during the period from the date hereof until one (1) Trading Day after such time as (i) the transactions contemplated by this Agreement are first publicly announced as described in Section 4.6 or (ii) this Agreement is terminated in full pursuant to Section 6.18. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that have knowledge about the financing transaction contemplated by this Agreement. Each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the Commission currently takes the position that covering a short position established prior to effectiveness of a resale registration statement with shares included in such registration statement would be a violation of Section 5 of the Securities Act, as set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance.

     4.11     Certain  Adjustments.
              --------------------

          (a) Except with respect to Excluded Issuances, if at any time during the Full-Ratchet Period, the Company shall issue or sell or agree to issue or sell any shares of Common Stock or Common Stock Equivalents to any Person for a price per share (as determined in accordance with Section 4.11(b)) less than the Purchase Price (the "Lower Per Share Purchase Price"), then and in each such case (a "Trigger Issuance"), the Company shall issue, in connection with such Trigger Issuance, a number of additional shares of Common Stock to each Purchaser equal to the difference of (A) the quotient of such Purchaser's Subscription Amount divided by the Lower Per Share Price in such Trigger
Issuance,  minus  (B)  the  number  of  shares  of  Common  Stock issued to such
           -----
Purchaser on the Closing Date. The price per share at which the Company issues or sells or agrees to issue or sell shares of Common Stock or Common Stock Equivalents shall be determined in accordance with the provisions of Section 4.11(b). For the avoidance of doubt, the issuance of Common Stock Equivalents (and not the actual conversion or exercise of such Common Stock Equivalent into shares of Common Stock) is the event that gives rise to the issuance of shares under this Section 4.11. Promptly after each Trigger Issuance (but in no event more than two (2) Business Days thereafter), the Company shall issue irrevocable instructions authorizing its transfer agent to issue the Common Stock required by this Section 4.11.

          (b)     For  purposes  of this Section 4.11, the following subsections
(b)(l) to (b)(4) shall apply:

          (b)(1) Issuance of Rights or Options. In case at any time the Company shall in any manner grant (directly and not by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, then the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities shall be determined by dividing
     (i)  the  sum  (which sum shall constitute the applicable consideration) of
     (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus (y) the aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus (z), in the case of such Options which relate to Convertible Securities, the aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options.

          (b)(2) Issuance of Convertible Securities. In case the Company shall in any manner issue (directly and not by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, then the price per share for which Common Stock is issuable upon such conversion or exchange shall be determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus (y) the aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities).

          (b)(3) Stock Dividends. In case the Company shall declare a dividend or make any other distribution upon any stock of the Company (other than the Common Stock) payable in Common Stock, Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold for $0.01 per share.

          (b)(4) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the gross amount received by the Company therefor, before deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, before deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Company. If Common Stock, Options or Convertible Securities shall be issued or sold by the Company and, in connection therewith, other Options or Convertible Securities (the "Additional Rights") are issued, then the consideration received or deemed to be received by the Company shall be reduced by the fair market value of the Additional Rights (as determined using the Black-Scholes option pricing model or another method mutually agreed to by the Company and the Purchasers). The Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Purchasers as to the fair market value of the Additional Rights. In the event that the Board of Directors of the Company and the Purchasers are unable to agree upon the fair market value of the Additional Rights, the Company and the Purchasers shall jointly select an appraiser, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne evenly by the Company and the Purchasers.

                                   ARTICLE V.
                         CONDITIONS PRECEDENT TO CLOSING

     5.1     Conditions  Precedent  to  the  Obligations  of  the  Purchasers to
             -------------------------------------------------------------------
Purchase  Shares.  The  obligation  of  each  Purchaser to acquire Shares at the
----------------
Closing is subject to the fulfillment to such Purchase's satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by such Purchaser (as to itself only):

          (a)     Representations  and  Warranties.  The  representations  and
                  --------------------------------
warranties of the Company contained herein shall be true and correct in all material respects (except to the extent that any such representation or warranty is already qualified by materiality, in which case it shall be true and correct in all respects) as of the date when made and as of the Closing Date, as though made on and as of such date;.

          (b)     Performance.  The  Company and each other Purchaser shall have
                  -----------
performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing;

          (c)     No Injunction.  No statute, rule, regulation, executive order,
                  -------------
decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

          (d)     Consents.  The Company shall have obtained in a timely fashion
                  --------
any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Shares, all of which shall be and remain so long as necessary in full force and effect;

          (e)     Adverse  Changes.  Since  the  date  of  execution  of  this
                  ----------------
Agreement, no event or series of events shall have occurred that reasonably could have or result in a Material Adverse Effect;

          (f)     No  Suspensions  of Trading in Common Stock; Listing.  Trading
                  ----------------------------------------------------
in the Common Stock shall not have been suspended by the Commission or any Trading Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on a Trading Market;

          (g)     Company  Deliverables.  The  Company  shall have delivered the
                  ---------------------
Company  Deliverables  in  accordance  with  Section  2.2(a);

          (h)     Compliance  Certificate.  The  Company shall have delivered to
                  -----------------------
each Purchaser a certificate, dated as of the Closing Date and signed by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1(a), (b), (c), (d) and (f);

          (i)     Lock-Up.  Each  of  the  Persons  identified on Schedule F has
                  -------                                         ----------
executed  and  delivered  to  the  Placement  Agent  a  Lock-Up  Agreement;

          (j)     Termination.  This Agreement shall not have been terminated as
                  -----------
to  such  Purchaser  in  accordance  with  Section  6.18  herein.

     5.2     Conditions  Precedent  to  the  Obligations  of the Company to sell
             -------------------------------------------------------------------
Shares.  The Company's obligation to sell and issue the Shares at the Closing is
------
subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the
Company:

          (a)     Representations  and  Warranties.  The  representations  and
                  --------------------------------
warranties  made  by  the  Purchasers  in  Section  3.2 hereof shall be true and
                                           ------------
correct in all material respects as of the date when made, and as of the Closing Date as though made on and as of such date;

          (b)     Performance.  The  Purchasers  shall have performed, satisfied
                  -----------
and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Purchasers at or prior to the Closing;

          (c)     No Injunction.  No statute, rule, regulation, executive order,
                  -------------
decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

          (d)     Purchasers  Deliverables.  Each Purchaser shall have delivered
                  ------------------------
its  Purchaser  Deliverables  in  accordance  with  Section  2.2(b);  and

          (e)     Termination.  This Agreement shall not have been terminated as
                  -----------
to  such  Purchaser  in  accordance  with  Section  6.18  herein.

                                   ARTICLE VI.
                                  MISCELLANEOUS

     6.1     Fees  and  Expenses.  At  Closing,  the Company shall reimburse the
             -------------------
Placement Agent for the reasonable fees and expenses in connection with the transactions contemplated by this Agreement, which the Company agrees shall include the reasonable fees and expenses of the Placement Agent Counsel (which fees shall include, without limitation, the fees and expenses associated with the negotiation, preparation and execution and delivery of this Agreement and the other Transaction Documents and any amendments, modifications or waivers thereto) (the "Placement Agent Counsel Fees"), which reimbursable fees and expenses shall not exceed, without the Company's prior written consent, the sum of $50,000. The Company and the Purchasers shall each pay the fees and expenses of their respective advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Shares to the Purchasers. Each party acknowledges that Lowenstein Sandler PC has rendered legal advice to the Placement Agent and not to such party in connection with the transactions contemplated hereby, and that such party has relied for such matters on the advice of its own respective counsel.

     6.2     Entire  Agreement.  The  Transaction  Documents,  together with the
             -----------------
Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company and the Purchasers will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

     6.3     Notices.  Any and all notices or other communications or deliveries
             -------
required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 5:00 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:00 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Company:     DigitalFX International, Inc.
                            3035 East Patrick Lane
                            Suite 9
                            Las Vegas, NV 89120
                            Telephone No.: (702) 938-9300
                            Facsimile No.: (702)
                            Attention:

     With a copy to:        Stubbs Alderton & Markiles, LLP
                            15260 Ventura Boulevard
                            Sherman Oaks, CA 91403
                            Telephone No.: (818) 444-4500
                            Facsimile No.: (818) 444-4520
                            Attention: Greg Akselrud

                            Jackson L. Morris, Esq.
                            3116 West North A Street
                            Tampa, Florida 33609-1544
                            Telephone No.: 813-874-8854
                            Facsimile No.: 800-310-1695


     If to a Purchaser:     To the address set forth under such Purchaser's name
                       on the signature page hereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

     6.4     Amendments;  Waivers; No Additional Consideration.  No provision of
             -------------------------------------------------
this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Purchasers who then hold Shares.

     6.5     Construction.  The headings herein are for convenience only, do not
             ------------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

     6.6     Successors  and  Assigns.  The  provisions  of this Agreement shall
             ------------------------
inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of the Purchasers. Any Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Shares in compliance with this agreement and applicable law, provided such transferee shall agree in writing to be bound, with respect to the transferred Shares, by the terms and conditions of this Agreement that apply to the "Purchasers".

     6.7     No  Third-Party  Beneficiaries.  This Agreement is intended for the
             ------------------------------
benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except (i) each Purchaser Party is an intended third party beneficiary of Section 4.7, (ii) Placement Agent Counsel is an intended third party beneficiary of this Agreement, and (iii) Placement Agent is an intended third party beneficiary of Article III hereof, and each Purchaser Party or the Placement Agent, as the case may be, may enforce the provisions of such Sections directly against the parties with obligations thereunder .

     6.8     Governing  Law.  All  questions  concerning  the  construction,
             --------------
validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

     6.9     Survival.  Subject  to  applicable  statute  of  limitations,  the
             --------
representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Shares.

     6.10     Execution.  This  Agreement  may  be  executed  in  two  or  more
              ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a "pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

     6.11     Severability.  If  any  provision  of this Agreement is held to be
              ------------
invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     6.12     Rescission  and Withdrawal Right.  Notwithstanding anything to the
              --------------------------------
contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights

     6.13     Replacement  of  Shares.  If  any  certificate  or  instrument
              -----------------------
evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Transfer Agent for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is reasonably required by the Transfer Agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares. If a replacement certificate or instrument evidencing any Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

     6.14     Remedies.  In  addition  to  being entitled to exercise all rights
              --------
provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

     6.15     Payment Set Aside.  To the extent that the Company makes a payment
              -----------------
or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     6.16     Adjustments  in  Share  Numbers  and  Prices.  In the event of any
              --------------------------------------------
stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be amended to appropriately account for such event.

     6.17     Independent  Nature  of  Purchasers'  Obligations and Rights.  The
              ------------------------------------------------------------
obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Shares pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Shares or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser. The Company's obligations to each Purchaser under this Agreement are identical to its obligations to each other Purchaser other than such differences resulting solely from the number of Shares purchased by such Purchaser, but regardless of whether such obligations are memorialized herein or in another agreement between the Company and a Purchaser.

     6.18     Termination.  This  Agreement  may  be terminated and the sale and
              -----------
purchase of the Shares abandoned at any time prior to the Closing by either the Company or any Purchaser (with respect to itself only) upon written notice to the other, if the Closing has not been consummated on or prior to 5:00 p.m. (New York City time) on the Outside Date; provided, however, that the right to terminate this Agreement under this Section 6.18 shall not be available to any
                                      ------------
Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time. Nothing in this Section 6.18 shall be deemed to release any
                                     ------------
party  from  any  liability  for  any
breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents. In the event of a termination pursuant to this Section, the Company shall promptly notify all non-terminating Purchasers. Upon a termination in accordance with this Section, the Company and the terminating Purchaser(s) shall not have any further obligation or liability (including arising from such termination) to the other, and no Purchaser will have any liability to any other Purchaser under the Transaction Documents as a result therefrom.

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                          DigitalFX International, Inc.

                                          By:  /s/ Lorne Walker
                                             ---------------------------------
                                             Name: Lorne Walker
                                             Title: Chief Financial Officer


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
                     [SIGNATURE PAGES FOR PURCHASERS FOLLOW]

                  NAME OF PURCHASER: Kingdon Associates
                  By: Kingdon Capital Management, LLC


                  By:   /s/ Alan Winters
                  ------------------------------------------
                  Name: Alan Winters
                  Title: Chief Operating Officer of Kingdon Capital Management,
                         LLC, the Investment Advisor to Kingdon Associates


                  Aggregate Purchase Price (Subscription Amount): $1,277,750

                  Number of Shares to be acquired: 269,000

                  Tax ID No.:
                             -------------------------------

                  Address for Notice:

                  ------------------------------------------

                  ------------------------------------------

                  ------------------------------------------

                  Telephone No.:
                                ----------------------------

                  Facsimile No.:
                                ----------------------------

                  Attention:
                                ----------------------------


Delivery  Instructions:
(if  different  than  above)

c/o
   -------------------------------------

Street:
       ---------------------------------

City/State/Zip:
               -------------------------

Attention:
          ------------------------------

Telephone  No.:
               -------------------------

                  NAME OF PURCHASER: Kingdon Family Partnership, L.P.
                  By: Kingdon Capital Management, LLC


                  By:   /s/ Alan Winters
                  ------------------------------------------
                  Name: Alan Winters
                  Title: Chief Operating Officer of Kingdon Capital Management,
                         LLC, the Investment Advisor to Kingdon Associates


                  Aggregate Purchase Price (Subscription Amount): $204,250

                  Number of Shares to be acquired: 43,000

                  Tax ID No.:
                             -------------------------------

                  Address for Notice:

                  ------------------------------------------

                  ------------------------------------------

                  ------------------------------------------

                  Telephone No.:
                                ----------------------------

                  Facsimile No.:
                                ----------------------------

                  Attention:
                                ----------------------------


Delivery  Instructions:
(if  different  than  above)

c/o
   -------------------------------------

Street:
       ---------------------------------

City/State/Zip:
               -------------------------

Attention:
          ------------------------------

Telephone  No.:
               -------------------------

                  NAME OF PURCHASER: M. Kingdon Offshore Ltd.
                  By: Kingdon Capital Management, LLC


                  By:   /s/ Alan Winters
                  ------------------------------------------
                  Name: Alan Winters
                  Title: Chief Operating Officer of Kingdon Capital Management,
                         LLC, the Investment Advisor to Kingdon Associates


                  Aggregate Purchase Price (Subscription Amount): $3,268,000

                  Number of Shares to be acquired: 688,000

                  Tax ID No.:
                             -------------------------------

                  Address for Notice:

                  ------------------------------------------

                  ------------------------------------------

                  ------------------------------------------

                  Telephone No.:
                                ----------------------------

                  Facsimile No.:
                                ----------------------------

                  Attention:
                                ----------------------------


Delivery  Instructions:
(if  different  than  above)

c/o
   -------------------------------------

Street:
       ---------------------------------

City/State/Zip:
               -------------------------

Attention:
          ------------------------------

Telephone  No.:
               -------------------------

EXHIBITS:
--------

A:     Form  of  Registration  Rights  Agreement

B:     Instruction  Sheet  for  Purchasers

C:     Accredited  Investor  Questionnaire

D-1:   Opinion  of  Florida  Counsel

D-2:   Opinion  of  Securities  Counsel

E:     Irrevocable  Transfer  Agent  Instructions

F:     Form  of  Lock-Up  Agreement

G:     Escrow  Wire  Instructions

ANNEXES:
-------

I:     Form  of  Notice  of  Effectiveness  of  Registration  Statement

SCHEDULES:
---------

3.1(a)  Subsidiaries

3.1(c)  Authorization;  Enforcement

3.1(g)  Capitalization

3.1(k)  Material  Changes

3.1(q)  Title  to  Assets

3.1(x)  Registration  Rights